CONVERTIBLE DEBT	12 Months Ended
Dec. 31, 2024
CONVERTIBLE DEBT
CONVERTIBLE DEBT

12. CONVERTIBLE DEBT

On March 3, 2020, the Company issued and sold $1,250.0 in aggregate principal amount of 0.75% convertible notes due March 3, 2025 at par. The net proceeds to the Group from the sale of the Notes were $1,237.0.

On March 7, 2022, the Notes’ delisting event condition was triggered as a result of the trading of the Company’s Class A shares on Nasdaq having been suspended for at least five trading days. This resulted in the holders of the Notes having the right to require the redemption of their Notes at par in the full amount of $1,250.0, plus accrued interest.

In June 2022, the Group completed the repurchase of 93.2% in aggregate principal amount of the Notes and accounted for the modification of all the Notes. The Group has to date repurchased more than 99% in aggregate principal amount of the Notes originally issued. The consideration for such repurchase consisted of cash in an amount equal to 70% of the principal amount of the Notes, plus the delivery of an aggregate of approximately 5.6 million Class A shares (the “Settlement Shares”).

Having considered all relevant circumstances, including indicators of financial difficulties and the amendment of the terms of the Notes, the Group accounted for the modification of the Notes as a troubled debt restructuring as defined by ASC 470. In June 2022, the Group recognized a gain of $177.4 and a related income tax expense in the amount of $13.1 as the difference between the carrying value of all the Notes and the fair value of the purchase price paid and payable, including the cash component and share consideration. The Group’s remaining obligation in respect of the Settlement Shares was reflected as additional paid-in capital in the consolidated balance sheets. In accordance with the reporting requirements of ASC 470, the Group measured the fair value of the Settlement Shares with reference to its publicly quoted share price (Level 1 of the fair value hierarchy). The effect of the gain, related tax expense and interest expense are presented within net income from discontinued operations in the consolidated statement of operations, because the proceeds from the debt were used entirely for the purposes of financing the operations of the Divested Businesses.

The remaining cash consideration for Notes amounts to $6.8 and $6.1 as of December 31, 2023 and 2024 respectively.